CareView Communications, Inc. 8-K

Exhibit 10.01

REPLACEMENT NOTE CONVERSION AGREEMENT

This REPLACEMENT NOTE CONVERSION AGREEMENT, dated as of March 30, 2023 (this “Agreement”), is made by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (the “Company”), the HealthCor Parties (as defined below) together with the other undersigned major investors (collectively, and as identified on the signature pages hereto, the “Majority Investors”), which are holders of at least a majority of the shares of Common Stock issued or issuable (on an as converted basis) upon conversion of the Notes, and certain investors which are holders of a minority of the shares of Common Stock issued or issuable (on an as converted basis) upon conversion of the Notes (collectively, and as identified on the signature pages hereto, the “Minority Investors”).

RECITALS:

WHEREAS, the Company, HealthCor Partners Fund, L.P. (“HealthCor Partners”), HealthCor Hybrid Offshore Master Fund, L.P. (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”) and certain additional investors that purchased additional Notes and additional Warrants on February 17, 2015 (the “2015 Investors”), additional Notes and additional Warrants on February 23, 2018 (the “February 2018 Investors”), additional Notes on July 13, 2018 (the “July 2018 Investors”), additional Notes on May 15, 2019 (the “2019 Investor”) and additional Notes on February 6, 2020 (the “2020 Investor” and, together with the 2015 Investors, the February 2018 Investors, the July 2018 Investors, the 2019 Investor and the HealthCor Parties, are parties to that certain Note and Warrant Purchase Agreement, dated as of April 21, 2011 (as amended from time to time, including without limitation pursuant to that certain Note and Warrant Amendment Agreement dated December 30, 2011, that certain Second Amendment to Note and Warrant Purchase Agreement dated January 31, 2012, that certain Third Amendment to Note and Warrant Purchase Agreement dated August 20, 2013, that certain Fourth Amendment to Note and Warrant Purchase Agreement dated January 16, 2014, that certain Fifth Amendment to Note and Warrant Purchase Agreement dated December 15, 2014, that certain Sixth Amendment to Note and Warrant Purchase Agreement dated March 31, 2015, that certain Seventh Amendment to Note and Warrant Purchase Agreement dated June 26, 2015, that certain Eighth Amendment to Note and Warrant Purchase Agreement dated February 23, 2018, that certain Ninth Amendment to Note and Warrant Purchase Agreement dated July 10, 2018, that certain Tenth Amendment to Note and Warrant Purchase Agreement dated July 13, 2018, that certain Eleventh Amendment to Note and Warrant Purchase Agreement dated March 27, 2019, that certain Twelfth Amendment to Note and Warrant Purchase Agreement dated May 15, 2019 and that certain Thirteenth Amendment to Note and Warrant Purchase Agreement dated February 6, 2020, the “Purchase Agreement”); and

WHEREAS, all of the Notes and Warrants issued pursuant to the Purchase Agreement have been cancelled and exchanged for Replacement Notes (as defined in that certain Consent and Agreement to Cancel and Exchange Existing Notes and Issue Replacement Notes and Cancel Warrants, dated as of December 30, 2022, by and among the Company and the Majority and Minority Investors); and

WHEREAS, the undersigned Majority and Minority Investors, as holders of Replacement Notes, desire to convert the Replacement Notes into shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”) in accordance with Schedule 1 attached hereto.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1       Definitions. Capitalized terms used in this Agreement but not defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement.

2.       Conversion. (a) Each Majority and Minority Investor hereby agrees to convert the principal amount outstanding on the Replacement Note into shares of Common Stock (the “Conversion Shares”) in the amounts set forth on Schedule 1 attached hereto in accordance with Section (3) of the Replacement Notes. Each Majority and Minority Investor and the Company agree that the execution of this Agreement shall constitute a Conversion Notice within the meaning of Section (3) of the Replacement Notes in substitution for the conversion notice attached as Exhibit 1 to such Replacement Notes.

(b) Each of the parties to this Agreement expressly acknowledge and agree that each of HealthCor Partners and HealthCor Hybrid will initially convert only fifty percent (50%) of the aggregate outstanding principal amount of the Replacement Notes held by them, with the remaining fifty percent (50%) anticipated to be converted following the approval by the Company’s stockholders of an amendment to its articles of incorporation and the filing of such amendment with the Secretary of State of the State of Nevada, increasing the number of authorized shares of the Company’s common stock from 500 million to 800 million. Each of the undersigned parties hereby expressly acknowledges that unless and until such conversion is made, the HealthCor Parties shall remain senior in right of payment upon liquidation to the holders of the Company’s common stock, including the other Majority and Minority Investors receiving Conversion Shares, to the extent of their remaining Replacement Note balance.

3.       Restrictions on Transfer of Shares.

(a)  Restrictions on Sale and Transfer. The undersigned Majority and Minority Investors shall not transfer, sell, assign or convey, or offer or agree to transfer, sell, assign or convey, pledge, hypothecate, distribute or otherwise encumber or dispose of any Conversion Shares for a period ending December 31, 2023.

(b)  Notation on Shares. The undersigned Majority and Minority Investors understand that the transfer agent of the Company may be given notice that the Conversion Shares to be issued upon conversion of their Replacement Notes are subject to the terms of this Agreement and such Conversion Shares shall not be transferred except in accordance with the terms hereof.

(c)  Remedies. The undersigned Majority and Minority Investors acknowledge and agree that Company could not be made whole by monetary damages in the event of any default by the undersigned of the terms and conditions set forth in this Agreement. It is accordingly agreed and understood that the Company, in addition to any other remedy which it may have at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or in any other court that has appropriate jurisdiction.

(d)  Term. The covenants and obligations set forth in paragraphs 3(a)-3(c), shall expire and be of no further force or effect on January 1, 2024.

(e)  Legends. Each certificate for shares of the Conversion Shares shall bear the following restrictive legends:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

UNTIL JANUARY 1, 2024, THIS SECURITY IS SUBJECT TO THOSE CERTAIN LOCK-UP PROVISIONS CONTAINED IN THAT CERTAIN REPLACEMENT NOTE CONVERSION AGREEMENT MADE AND ENTERED INTO BY THE REGISTERED HOLDER OF THIS SECURITY AND CAREVIEW COMMUNICATIONS, INC., AS OF THE ___ DAY OF ________, 2023.

and the undersigned Majority and Minority Investors and holders of Replacement Notes agree to be bound by such restrictions; however, in no event shall the cumulative time of restriction of the sale and transfer of shares be longer than December 31, 2023; provided, however, that to the extent any undersigned Majority or Minority Investor is an officer or director or affiliate of the Company, or owns more than ten percent (10%) of the outstanding shares of common stock of the Company, he, she, or it may be subject to further restrictions under applicable securities laws.

(f)  Successor and Assigns. This Agreement shall be binding upon the undersigned Majority and Minority Investors and each of his, her or its respective heirs and assigns.

4.        Representations by Each Majority and Minority Investor. Each Majority and Minority Investor hereby represents and warrants to the Company, severally and not jointly, that:

(a) The execution, delivery and performance by the Majority and Minority Investor of this Agreement has been duly authorized by all necessary action on the part of such Investor.

(b) The execution, delivery and performance of this Agreement does not and will not violate any law, rule, regulation or order applicable to a Majority or Minority Investor, including without limitation the laws under which it is organized, and does not and will not be in conflict with, result in the breach of, or constitute a default under, any agreement, instrument, or other document to which it is a party or by which it or its property is bound.

(c) Each Majority and Minority Investor has good title to and is the sole legal and beneficial owner of the Replacement Note issued to it free and clear of all liens, encumbrances, adverse claims, options and rights of others.

(d) Each Majority and Minority Investor understands the Conversion Shares will be issued without registration under the Securities Act of 1933, as amended (the “Act”) in reliance upon an exemption pursuant to Section 4(a)(2) of the Act and the representations made by such investor herein.

(e) Each Majority and Minority Investor (i) has (either independently or in conjunction with its advisors and representatives) such knowledge, sophistication and experience in the Company’s business and financial matters that it is capable of evaluating the merits and risks of an investment in the Conversion Shares, (ii) is aware of the economic risks of an investment in the Conversion Shares and can bear the economic risk of an investment in the Conversion Shares, (iii) will be acquiring the Conversion Shares for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, with the proviso that the Shares may be transferred to the individual owners/partners of HealthCor, (iv) has no present intention of selling, granting any participation in, or otherwise distributing such Conversion Shares, and (v) does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Conversion Shares.

(f) Each Majority and Minority Investor is familiar with the business and operations of the Company and has had the opportunity to ask questions of the management of the Company and to receive satisfactory answers to such questions.

5.        Representations by the Company. The Company hereby represents and warrants to the Majority and Minority Investors that:

(a) The execution, delivery and performance by the Company of this Agreement and the issuance and delivery of the Conversion Shares upon conversion of the principal of the Replacement Notes have been duly authorized by all necessary action on the part of the Company.

(b) When issued to the Majority and Minority Investors in accordance with the terms of this Agreement, the Conversion Shares will be duly and validly authorized and issued, fully paid and non-assessable.

(c) The execution, delivery and performance of this Agreement does not and will not violate any law, rule, regulation or order applicable to the Company, including without limitation the law under which it is organized, and does not and will not be in conflict with, result in the breach of, or constitute a default under, any agreement, instrument, or other document to which the Company is a party or by which it or its property is bound.

6.	Miscellaneous.

(a)        Expenses. The Company will pay and bear full responsibility for the reasonable legal fees and other out-of-pocket costs and expenses of the Majority and Minority Investors attributable to the negotiation and consummation of the transactions contemplated hereby.

(b)        Governing Law. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

(c)        Construction. The Company and the Majority and Minority Investors acknowledge that the Company and its independent counsel and the Majority and Minority Investors and their independent counsel have jointly reviewed and drafted this document and agree that any rule of construction and interpretation to the effect that drafting ambiguities are to be resolved against the drafting party shall not be employed.

(d)        Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Agreement delivered by facsimile or other electronic transmission shall be acceptable and binding.

(e)        Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f)       Recitals. The above Recitals are contractual and form an integral/substantive part of this Agreement.

(g)       Termination of Transaction Documents. Each of the Majority and Minority Investors expressly acknowledge and agree that upon the conversion in full of the Replacement Notes held by him, her or it, and the issuance of the Conversion Shares to such Majority or Minority Investor in connection therewith, the obligations of the Company under the Purchase Agreement and each Transaction Document, including the Notes, any Warrants, the Security Agreement, the IP Security Agreement, the Registration Rights Agreement and any other document identified as a Transaction Document under the Purchase Agreement, shall be terminated and of no further force and effect.

(h)       Release of Claims. Effective upon the date hereof, each Majority and Minority Investor, and each of his, her or its equity holders, subsidiaries, affiliates, employees, agents, advisors, heirs, executors, administrators, legal and personal representatives, successors and assigns, as applicable (singularly, a “Releasor”), hereby unconditionally and irrevocably waives, releases and forever discharges the Company and its affiliates and its past, present and future directors, officers, employees, advisors, agents, predecessors, successors, assigns, equity holders, partners, insurers and affiliates (the “Released Parties”) from any and all liabilities, actions, causes of action, suits, guarantees, proceedings, grievances, executions, judgments and claims for injuries, losses, interest, costs, expenses, indemnity, fines, penalties, legal and professional fees and assessments or other amounts of any kind or nature whatsoever, in law or in equity, whether express or implied, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured, from the inception of time through the date hereof, that any Releasor ever had, may have or now has against the Released Parties in its capacity as a holder of a Replacement Note, or in connection with the conversion thereof, the Notes or the Purchase Agreement, the Registration Rights Agreement and other Transaction Documents (collectively, the “Claims”); provided, that, except as set forth in the last sentence of this paragraph, the foregoing shall not (i) release any rights of the Majority or Minority Investor arising under (a) any indemnification obligations under Delaware law or (b) the transactions contemplated by this Agreement; or (ii) release any Claims that cannot be released as a matter of law (the “Non-Released Matters”). Each Majority and Minority Investor understands that this is a full and final release of all actions and Claims of any nature whatsoever, whether known, suspected or claimed, that could have been asserted in any legal or equitable proceeding against the Released Parties as of the date hereof, except as expressly set forth in this Section 6(h). Each Majority and Minority Investor acknowledges that it, he or she may hereafter discover facts in addition to or different from those that each Majority or Minority Investor now knows or believes to be true with respect to the subject matter of this release, but it is the Majority and Minority Investor’s intention, except for the Non-Released Matters, to fully and finally and forever settle and release any and all claims that do now exist, may exist or heretofore have existed with respect to the subject matter of this release. In furtherance of this intention, the releases contained herein will be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional or different facts.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.

COMPANY:

CareView Communications, Inc., a Nevada corporation

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President

[Signature Page to Replacement Note Conversion Agreement]

MAJORITY INVESTORS:

HealthCor Partners Fund, L.P.
By: HealthCor Partners Management L.P., as Manager
By: HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name: Jeffrey C. Lightcap
Title: Senior Managing Director
Address:	HealthCor Partners
701 East Bay Street, Suite 516 Charleston, SC 29492
HealthCor Hybrid Offshore Master Fund, L.P.
By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Arthur Cohen
Name: Arthur Cohen
Title:
Address:	HealthCor Partners
31 Hudson Yards, 10th Floor, Office #49 New York, NY 10001

/s/ Steven B. Epstein
Steven B. Epstein

/s/ James R. Higgins
Dr. James R. Higgins

/s/ Steven G. Johnson
Steven G. Johnson

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap PENSCO Trust Company LLC, not in corporate capacity but solely as Custodian for IRA; Jeffrey C. Lightcap By: Name: Title: /s/ Jeffrey C. Lightcap Jeffrey C. Lightcap (for IRA)

[Signature Page to Replacement Note Conversion Agreement]

MINORITY INVESTORS:

/s/ L. Allen Wheeler
L. Allen Wheeler

/s/ Arthur B. Cohen
Arthur B. Cohen

/s/ Bradford C. Lightcap
Bradford C. Lightcap

/s/ Brian R. Lightcap
Brian R. Lightcap

/s/ David Epstein
David Epstein

/s/ Greg Epstein
Greg Epstein

/s/ Irwin Lieber
Irwin Lieber

/s/ Jason P. Epstein
Jason P. Epstein

/s/ Jason T. Thompson
Jason T. Thompson

/s/ Joseph P. Healey
Joseph P. Healey

Joseph P. Healey Family Trust By: /s/ Frank Marzano Name: Frank Marzano Title: /s/ Juliann Martin
Juliann Martin

[Signature Page to Replacement Note Conversion Agreement]

/s/ Matthew Bluhm
Matthew Bluhm

/s/ Megan M. Lightcap
Megan M. Lightcap

/s/ Sandra K. McRee
Sandra K. McRee Raymond James & Associates, Inc., CSDN FBO Sandra K. McRee, IRA xxxx2848 By: Name: Title: /s/ Sandra K. McRee Sandra K. McRee (for IRA)

SJ2, LLC By: /s/ Michael Mashaal
Name: Michael Mashaal Title:

/s/ Stephen Berkley
Stephen Berkley

/s/ Alexandra Berkley
Alexandra Berkley

/s/ Steven Epstein
Steve Epstein

/s/ Deborah L. Epstin
Deborah L. Epstein /s/ Jason T. Thompson Jason T. Thompson

Thompson Family Investments, LLC By: /s/ Jason T. Thompson
Name: Jason T. Thompson Title: Manager

[Signature Page to Replacement Note Conversion Agreement]

ACKNOWLEDGED AND AGREED:

CareView Communications, Inc., a Texas corporation

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

CareView Operations, LLC, a Texas limited liability company

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

[Signature Page to Replacement Note Conversion Agreement]

SCHEDULE 1

MAJORITY AND MINORITY INVESTORS’ REPLACEMENT NOTES AMOUNTS, MATURITY DATES, AND SHARES DUE UPON CONVERSION OF REPLACEMENT

NOTES

[***]

[Omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K]